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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant (X)
Filed by a Party other than the Registrant  ( )

Check the appropriate box:

( ) Preliminary Proxy Statement      ( )Confidential, for Use of the Commission
( ) Definitive Proxy Statement          Only (as permitted by Rule 14c-6(e)(2)
(X) Definitive Additional Materials
( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                                 E*TRADE Funds

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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)  No fee required.
( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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( )  Fee paid with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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[LOGO] E*TRADE FINANCIAL

E*TRADE Funds
FINAL Notice of Proxy Statement & Special Meeting of Shareholders to be held October 29, 2003

October 21, 2003

Dear E*TRADE Funds Shareholder:

Our records indicate that as of the date of this letter, we have not received your proxy vote. In order to conduct the formal business of the Meeting of Shareholders to be held October 29, 2003, each Fund must obtain a majority response from the shareholders.

Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy today either on-line at http://www.proxyweb.com or by calling
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toll-free at (866) 325-237 and help avoid the additional expense of further solicitations.

To access your proxy card, you will need to enter your control number exactly as it appears:
CONTROL NUMBER: NNNNNN

To view and print the E*TRADE Funds Proxy Statement, go to the web site: http://adp.mobular.net/adp/24/7/8/
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The E*TRADE Funds' Board of Trustees recommends that you vote FOR each item.
If you have any questions about the proxy information or the execution of your vote, please call 866-325-2375. For your convenience representatives will be able to assist you between the hours of 9:30 am to 11:00 pm eastern time. At the time of the call, representatives will also give you the opportunity to issue your voting instructions quickly over the phone.

Thank you.

Sincerely,

E*TRADE Funds

This material is intended for shareholders who have received a copy of the appropriate E*TRADE Funds prospectus. For a current prospectus containing more complete information, please access etradefunds.etrade.com. Please read the prospectus carefully before you invest.

Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC).

(C) 2003 E*TRADE Asset Management, Inc. All rights reserved.